UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest event reported)
April 30, 2018

              REGAL BELOIT Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

  (608) 364-8800
(Registrant’s telephone number, including area code)

              REGAL BELOIT Corporation
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.        ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Regal Beloit Corporation 2018 Equity Incentive Plan
As described under Item 5.07 of this Current Report on Form 8-K, at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Regal Beloit Corporation (the “Company”) held on April 30, 2018, the shareholders of the Company approved the Regal Beloit Corporation 2018 Equity Incentive Plan (the “2018 Plan”).
The 2018 Plan authorizes the grant of equity-based incentive awards to eligible participants. The 2018 Plan provides that 2,100,000 shares of the Company’s common stock are reserved for issuance, subject to adjustment in case of certain events described in the 2018 Plan, plus the number of shares reserved under the 2013 Plan that are not the subject of outstanding awards.
The 2018 Plan is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2018 (the “Proxy Statement”), and the full text of the 2018 Plan was attached to the Proxy Statement as Appendix A. The description of the 2018 Plan set forth above is a summary only and is qualified in its entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
2018 Plan Award Agreements
In connection with the adoption of the 2018 Plan, the Committee approved a form of Stock Appreciation Rights Award Agreement, a form of Restricted Stock Unit Award Agreement, a form of Performance Share Unit Award Agreement (Return on Invested Capital) and a form of Performance Share Unit Award Agreement (Total Shareholder Return) for the issuance of awards under the 2018 Plan (collectively, the “Agreements”). Copies of the Agreements are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 30, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of (i) electing ten directors for terms expiring at the 2019 Annual Meeting of Shareholders; (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers; (iii) ratifying the selection of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 29, 2018; and (iv) seeking shareholder approval of the 2018 Plan.
As of the March 7, 2018 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 43,968,696 shares of the Company’s common stock were outstanding and eligible to vote. A total of 42,028,790 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:
Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes

Stephen M. Burt	40,591,158	148,152	15,081	1,274,399
Anesa T. Chaibi	40,652,685	85,964	15,742	1,274,399
Christopher L. Doerr	40,063,057	671,834	19,500	1,274,399
Thomas J. Fischer	36,902,167	3,837,018	15,206	1,274,399
Dean A. Foate	39,463,207	1,277,211	13,973	1,274,399
Mark J. Gliebe	39,633,799	1,097,857	22,735	1,274,399
Henry W. Knueppel	40,016,075	723,911	14,405	1,274,399
Rakesh Sachdev	33,165,156	7,569,112	20,123	1,274,399
Curtis W. Stoelting	40,477,043	262,020	15,328	1,274,399
Jane L. Warner	40,527,315	210,410	16,666	1,274,399

Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

38,141,290	2,568,223	44,878	1,274,399

Vote on ratification of the selection of Deloitte & Touche LLP as the independent auditors for 2018:

For	Against	Abstain

41,267,485	742,042	19,263

Approval of the Regal Beloit Corporation 2018 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes

38,029,682	2,685,086	39,623	1,274,399

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Exhibit Description
10.1
Regal Beloit Corporation 2018 Equity Incentive Plan (incorporated by reference to Appendix A to Regal Beloit Corporation’s definitive proxy statement on Schedule 14A filed on March 21, 2018 for the Regal Beloit Corporation 2018 annual meeting of shareholders held April 30, 2018 (File No. 1-07283)).

10.2	Form of Stock Appreciation Rights Award Agreement under the Regal Beloit Corporation 2018 Equity Incentive Plan.
10.3	Form of Restricted Stock Unit Award Agreement under the Regal Beloit Corporation 2018 Equity Incentive Plan.
10.4	Form of Performance Share Unit Award Agreement (Return on Invested Capital) under the Regal Beloit Corporation 2018 Equity Incentive Plan.
10.5	Form of Performance Share Unit Award Agreement (Total Shareholder Return) under the Regal Beloit Corporation 2018 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION
Date: May 4, 2018	By:/s/ Thomas E. Valentyn Thomas E. Valentyn Vice President, General Counsel and Secretary